PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2001


This Supplement updates certain information contained in The TD Waterhouse Variable Annuity prospectus dated
May 1, 2000 issued by Fortis Benefits Insurance Company and the Fortis Series Fund prospectus dated May 1,
2000. Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

On January 25, 2001, Fortis, Inc. agreed to sell (the
"Sale") all of the stock in its wholly owned subsidiary, Fortis Advisers, Inc., ("Fortis Advisers") to Hartford Life and Accident Insurance Company
("Hartford Life"), a subsidiary of Hartford Financial
Services Group, Inc. ("The Hartford"). The Hartford is a leading insurance and financial services company.
The Sale also includes Hartford Life's agreement to co-insure the obligations of Fortis Benefits Insurance
Company under the variable annuity contracts offered hereby (the "Contracts") and to provide administration for the Contracts. The Sale is subject to various regulatory and other approvals.

Upon completion of the Sale, The Hartford will own and control Fortis Advisers and its subsidiaries, including
Fortis Investors, Inc.  ("Fortis Investors").  Fortis
Advisers is the investment adviser for the Fortis
Series Fund, Inc. (the "Fund"), and Fortis Investors is the principal distributor of the Fund. The Contracts permit you to allocate portions of your Contract value to, among other investment options, various portfolios of the Fund. The Fund expects to enter into new investment advisory and subadvisory agreements, and new distribution agreements as a result of the Sale. These changes will require approvals by the Fund's boards of directors and shareholders to the extent required by law.








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